Exhibit 1

Joint Filing Agreement

As of January 26, 2005 and in accordance with Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, the undersigned agree to the joint filing of a statement on Schedule 13D (including any and all amendments thereto) with respect to the Common Stock of Farmer Bros. Co., a Delaware corporation, and further agree to the filing of this Agreement as an Exhibit thereto. In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file any and all amendments to such statement on Schedule 13D.

The undersigned have signed this Joint Filing Agreement as of the date first written above.

By:	/s/ Carol Lynn Farmer Waite
	------------------------------------
	Carol Lynn Farmer Waite


Survivor's Trust created under the Roy F. and Emily Marjorie Farmer Revocable Living Trust dated December 14, 1990

By:	/s/ Jeanne Ann Farmer Grossman
	------------------------------------
	Jeanne Ann Farmer Grossman, and

By:	/s/ Carol Lynn Farmer Waite
	------------------------------------
	Carol Lynn Farmer Waite, as Co-Trustees


Marital Trust created under the Roy F. and Emily Marjorie Farmer Revocable Living Trust dated December 14, 1990

By:	/s/ Jeanne Ann Farmer Grossman
	------------------------------------
	Jeanne Ann Farmer Grossman, and

By:	/s/ Carol Lynn Farmer Waite
	------------------------------------
	Carol Lynn Farmer Waite, as Co-Trustees












Trust A created under Roy E. Farmer Trust dated October 11, 1957

By:	/s/ Carol Lynn Farmer Waite
	------------------------------------
	Carol Lynn Farmer Waite, as Co-Beneficiary

By:	/s/ Richard Francis Farmer, Ph.D.
	------------------------------------
	Richard Francis Farmer, Ph.D., as Co-Beneficiary

By:	/s/ Jeanne Ann Farmer Grossman
	------------------------------------
	Jeanne Ann Farmer Grossman, as Co-Beneficiary




By:	/s/ Richard Francis Farmer, Ph.D.
	------------------------------------
	Richard Francis Farmer, Ph.D.

By:	/s/ Jeanne Ann Farmer Grossman
	------------------------------------
	Jeanne Ann Farmer Grossman

By:	/s/ Emily Marjorie Farmer
	------------------------------------
	Emily Marjorie Farmer